UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 19, 2008 (December 16, 2008)
Date of Report (Date of earliest event reported)
ENERGY TRANSFER PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
3738 Oak Lawn Avenue,
Dallas, TX 75219
(Address of principal executive offices)
(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     The information set forth under Item 5.02 hereof is incorporated by reference into this Item 1.01.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On December 16, 2008, the unitholders of Energy Transfer Partners, L.P. (the “Partnership”) approved the Energy Transfer Partners, L.P. 2008 Long-Term Incentive Plan (the “Incentive Plan”), which provides for awards of options to purchase the Partnership’s common units, awards of restricted units, awards of phantom units, awards of common units, awards of distribution equivalent rights, or DERs, awards of common unit appreciation rights, and other unit-based awards to employees of the Partnership, Energy Transfer Partners, L.L.C. (the “Company”), Energy Transfer GP, L.P. (the “General Partner”), a subsidiary or their affiliates, and the members of the Company’s board of directors, which we refer to as our board of directors. The Incentive Plan will be administered by the Compensation Committee of our board of directors, which may, in its sole discretion, delegate its powers and duties under the Incentive Plan to the Chief Executive Officer. Up to 5,000,000 of the Partnership’s units may be granted as awards under the Incentive Plan, with such amount subject to adjustment as provided for under the terms of the Incentive Plan.
     The Incentive Plan may be amended or terminated at any time by our board of directors or the Compensation Committee without the consent of any participant or unitholder, including an amendment to increase the number of common units available for awards under the plan; however, any material amendment, such as a change in the types of awards available under the plan, would require the approval of the unitholders of the Partnership. The Compensation Committee is also authorized to make adjustments in the terms and conditions of, and the criteria included in awards under the plan in specified circumstances. The Incentive Plan is effective until December 16, 2018 or, if earlier, the time which all available units under the Incentive Plan have been issued to participants or the time of termination of the plan by our board of directors.
     The summary of the Incentive Plan in this report does not purport to be complete and is qualified by reference to the previously reported information regarding the Incentive Plan and the form thereof contained in the Proxy Statement filed by the Partnership on November 21, 2008.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit
Number	Description of the Exhibit

Exhibit 10.1	Energy Transfer Partners, L.P. 2008 Long-Term Incentive Plan (incorporated by reference to Exhibit A to the Proxy Statement filed by the Partnership on November 21, 2008).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.

	By:	Energy Transfer Partners GP, L.P.,
its general partner

	By:	Energy Transfer Partners, L.L.C.,
its general partner

Date: December 19, 2008		/s/ Martin Salinas Martin Salinas
Chief Financial Officer